SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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	Filed by a Party other than the Registrant	[ ]

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[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
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Fidelity Select Portfolios
(Name of Registrant as Specified In Its Charter)

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on November 16, 2010.

The Letter to Shareholders, Notice of Meeting, and Proxy Statement are available at www.accessmyproxy.com/fidelity.

HOME FINANCE PORTFOLIO
A FUND OF
FIDELITY® SELECT PORTFOLIOS®

82 Devonshire Street, Boston, Massachusetts 02109
1-800-544-8544

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of Home Finance Portfolio:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Home Finance Portfolio (the fund), a series of Fidelity Select Portfolios (the trust), will be held at an office of the trust, 245 Summer Street, Boston, Massachusetts 02210 (at the corner of Summer Street and Dorchester Avenue, across from Boston's South Station) on November 16, 2010, at 8:45 a.m. Eastern Time (ET). The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1. To modify the fund's fundamental "invests primarily" policy (the investment policy concerning the fund's primary investments).

2. To modify the fund's fundamental concentration policy.

3. To change the fund from a diversified fund to a non-diversified fund.

The Board of Trustees has fixed the close of business on September 20, 2010 as the record date for the determination of the shareholders of the fund entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
SCOTT C. GOEBEL Secretary

September 20, 2010

Your vote is important - please vote your shares promptly.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions found below or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be. If you wish to wait until the Meeting to vote your shares, you will need to request a paper ballot at the Meeting in order to do so.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp.	John Smith, Treasurer
		c/o John Smith, Treasurer
B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
	3)	Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee
C.	1)	Anthony B. Craft, Cust.	Anthony B. Craft
		f/b/o Anthony B. Craft, Jr.
		UGMA

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE
OR THROUGH THE INTERNET

1. Read the proxy statement, and have your proxy card or notice handy.

2. Call the toll-free number or visit the web site indicated on your proxy card or notice.

3. Enter the number found either in the box on the front of your proxy card or on the proposal page of your notice.

4. Follow the recorded or on-line instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY SELECT PORTFOLIOS: HOME FINANCE PORTFOLIO

TO BE HELD ON NOVEMBER 16, 2010

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Select Portfolios (the trust) to be used at the Special Meeting of Shareholders of Home Finance Portfolio (the fund) and at any adjournments thereof (the Meeting), to be held on November 16, 2010, at 8:45 a.m. ET at 245 Summer Street, Boston, Massachusetts 02210, an office of the trust and Fidelity Management & Research Company (FMR), the fund's investment adviser.

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy on or about September 20, 2010. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. In addition, D.F. King & Co., Inc. may be paid on a per-call basis to solicit shareholders by telephone on behalf of the fund at an anticipated cost of approximately $28,000. The fund may also arrange to have votes recorded by telephone. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the fund at an anticipated cost of approximately $1,000.

If the fund records votes by telephone or through the internet, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

The expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be paid by the fund, provided the expenses do not exceed the fund's existing voluntary expense cap of 1.15%.

Expenses exceeding the fund's voluntary expense cap will be paid by FMR.

The fund will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

The principal business address of FMR, the fund's investment adviser and administrator, and FMR Co., Inc. (FMRC), sub-adviser to the fund, is 82 Devonshire Street, Boston, Massachusetts 02109. The principal business address of Fidelity Distributors Corporation (FDC), the fund's principal underwriter and distribution agent, is 82 Devonshire Street, Boston, Massachusetts 02109. Fidelity Management & Research (U.K.) Inc. (FMR U.K.), located at 10 Paternoster Square, 4th Floor, London, EC4M 7LS, United Kingdom; Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), located at Floor 19, 41 Connaught Road Central, Hong Kong; Fidelity Management & Research (Japan) Inc. (FMR Japan), located at Kamiyacho Prime Place at 1-17, Toranomon-4-Chome, Minato-Ku, Tokyo, Japan; Fidelity Research & Analysis Company (FRAC), located at 82 Devonshire Street, Boston, Massachusetts 02109; FIL Investments Japan Limited (FIJ), located at Shiroyama Trust Tower, 4-3-1, Toranomon, Minato-ku, Tokyo 105-6019, Japan; FIL Investment Advisors (FIIA), located at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda; and FIL Investment Advisors (U.K.) Ltd. (FIIA(U.K.)L), located at Oakhill House, 130 Tonbridge Road, Hildenborough, TN119DZ, United Kingdom are also sub-advisers to the fund.

If the enclosed proxy is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy, by the trust's receipt of a subsequent valid internet or telephonic vote, or by attending the Meeting and voting in person.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy, it will be voted FOR the matters specified on the proxy. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted.

One-third of the fund's outstanding voting securities entitled to vote constitutes a quorum for the transaction of business at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST an item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Please visit www.fidelity.com/proxies to determine the status of this scheduled Meeting.

On July 31, 2010 there were [X,XXX,XXX] shares of the fund issued and outstanding.

[As of July 31, 2010, the nominees and officers of the trust owned, in the aggregate, less than 1% of the fund's outstanding shares.]

To the knowledge of the trust, substantial (5% or more) record and/or beneficial ownership of the fund on July 31, 2010 was as follows:

Home Finance Portfolio	[Pershing LLC	Boston	MA	x.xx%]

To the knowledge of the trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of the fund on that date.

FMR has advised the trust that certain shares are registered to FMR or an FMR affiliate. To the extent that FMR or an FMR affiliate has discretion to vote, these shares will be voted at the Meeting FOR each proposal. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted.

Shareholders of record at the close of business on September 20, 2010 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date, with fractional dollar amounts entitled to a proportional fractional vote.

For a free copy of the fund's annual report for the fiscal year ended February 28, 2010 call 1-800-544-8544, visit Fidelity's web site at www.fidelity.com, or write to FDC at 82 Devonshire Street, Boston, Massachusetts 02109.

VOTE REQUIRED: Approval of Proposals 1, 2, and 3 requires the affirmative vote of a "majority of the outstanding voting securities" of the fund. Under the Investment Company Act of 1940 (1940 Act), the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. With respect to each Proposal, votes to ABSTAIN and broker non-votes will have the same effect as votes cast AGAINST the Proposal.

If Proposals 1 and 2 are approved, the fund will compare its performance to the S&P® Consumer Finance Index and will be renamed Consumer Finance Portfolio.

The Board of Trustees, including the Independent Trustees, recommends modifying Home Finance Portfolio so that its investment policies include all types of consumer finance, such as auto loans, student loans, or credit cards, in addition to mortgages or related services. Broadening the fund's investment focus will result in a fund with more diverse holdings and provide greater exposure to faster growing industries like consumer finance, while reducing exposure to slower growing industries like mortgage finance. In addition, in order to preserve flexibility, the fund will change from a diversified fund to a non-diversified fund. This change would allow the fund to invest more of its assets in fewer issuers.

The fund's investment universe has shrunk substantially in recent years, and FMR believes the fund's narrow investment focus is unlikely to remain viable over the long term given the contraction in the home finance market.

Broadening the fund's focus to include companies involved in all types of consumer finance will expand the universe of potential investment opportunities. A broader investment theme may also enhance the fund's appeal, which could attract new investors, increase the fund's asset size, and potentially lower fund expenses over time. If shareholders do not approve the fundamental policy changes FMR will consider recommending other options to the fund's Board of Trustees, including liquidation or merger.

Currently, the fund invests primarily in companies providing mortgages and other consumer loans and related services associated with home finance. These companies include, for example, financial institutions providing mortgages and mortgage-related services.

If shareholders approve the Proposals that follow, the fund will broaden its focus to invest primarily in companies providing products or services associated with consumer finance. These companies may include, for example, financial institutions providing auto loans, credit cards, mortgages, student loans, or services related to these activities.

In addition, if Proposals 1 and 2 are approved by shareholders, the fund will be renamed Consumer Finance Portfolio and the fund's benchmark will change from the MSCI® U.S. IM Thrifts & Mortgage Finance 25/50 Index to the S&P Consumer Finance Index. This new name will better reflect the fund's new investment focus and the new benchmark will provide shareholders with a more meaningful benchmark they can use to evaluate performance. The S&P Consumer Finance Index includes 50 of the largest companies trading on the U.S. stock exchanges whose primary business is related to consumer finance.

Top ten holdings and index holdings categories for the fund's current and proposed benchmark index are shown on the next page. A fund's benchmark index is illustrative of its potential investment universe, and the top ten holdings and index holdings categories comparison provides some indication of how the fund's investment universe may change. The fund may or may not hold any of the securities named on the next page.

Comparison of Index Constituents as of June 30, 2010 (top ten constituents, in alphabetical order)
MSCI U.S. IM Thrifts & Mortgage Finance 25/50 Index	S&P Consumer Finance Index
Astoria Financial Corp.	American Express Co.
First Niagara Finl Group Inc.	Annaly Mortgage Management
Hudson City Bancorp Inc.	Comerica Inc (MI)
MGIC Investment Corp.	Discover Financial Services
New York Community Bancorp Inc.	Hudson City Bancorp Inc.
Newalliance Bancshares Inc.	M&T Bank Corp
Northwest Bancshares Inc.	MasterCard Inc. (Cl A)
Peoples United Financial Inc.	New York Community Bancorp Inc.
TFS Financial Corp.	PNC Financial Services Group Inc.
Washington Federal Inc.	Visa Inc.

Bold text indicates constituents in both benchmarks, though not necessarily in the top 10 of both.

Comparison of Index Constituents by Category as of June 30, 2010
MSCI U.S. IM Thrifts & Mortgage Finance 25/50 Index		S&P Consumer Finance Index
Thrifts & Mortgage Finance	100%	Regional Banks	24%
		Thrifts & Mortgage Finance	21.6%
		Consumer Finance	19.9%
		Mortgage REITS	10.1%
		Data Processing & Outsourced Svcs	9.5%
		Diversified Banks	8.1%
		Other Diversified Financial Svcs	6.2%
		Specialized Finance	0.7%
		Asset Management & Custody Banks	0%
		Investment Banking & Brokerage	0%
		Multi-Line Insurance	0%

The following graph and chart below compare the fund's performance to its current and proposed benchmarks. The current and proposed indices provide a representation of the fund's current and proposed investment universe and this chart allows you to compare the performance and volatility of these representations over time.

Performance information is shown for the Home Finance Portfolio, the MSCI U.S. IM Thrifts & Mortgage Finance 25/50 Index, and the S&P Consumer Finance Index. The MSCI U.S. IM Thrifts & Mortgage Finance 25/50 Index is a modified market capitalization-weighted index of stocks designed to measure the performance of Thrifts & Mortgage Finance companies in the MSCI U.S. Investable Market 2500 Index. Index returns shown for periods prior to January 1, 2010 are returns of the MSCI U.S. Investable Market Thrifts & Mortgage Finance Index. The MSCI U.S. Investable Market Thrifts & Mortgage Finance Index is a market capitalization-weighted index of stocks designed to measure the performance of Thrifts & Mortgage Finance companies in the MSCI U.S. Investable Market 2500 Index. The inception date of the MSCI U.S. Investable Market Thrifts & Mortgage Finance Index is April 30, 2003. The S&P Consumer Finance Index includes 50 of the largest companies trading on the U.S. stock exchanges whose primary business is related to consumer finance.

During the periods shown in the chart:	Highest Return (Quarter Ended)	Lowest Return (Quarter Ended)
Home Finance Portfolio	30.96% (Q3 00)	-25.20% (Q4 07)
MSCI U.S. IM Thrifts & Mortgage Finance 25/50 Index	15.81% (Q3 09)	-40.59% (Q3 08)
S&P Consumer Finance Index	34.99% (Q3 09)	-28.17% (Q4 08)

The fund will compare its performance to the S&P Consumer Finance Index and be renamed Consumer Finance Portfolio, and its new policies will take effect on the first day of the month following shareholder approval.

If Proposals 1 and 2 are approved, the fund also will change its name test policy. The fund's current name test policy is to normally invest at least 80% of assets in securities of companies principally engaged in providing mortgages and other consumer loans and related services associated with home finance. The fund's new name test policy will be to normally invest at least 80% of assets in securities of companies principally engaged in providing products and services associated with consumer finance.

The changes to the fund's benchmark, name, and name test policy will not take effect unless Proposals 1 and 2 are approved. If Proposals 1 and 2 are approved, these changes will take place regardless of whether Proposal 3 is approved.

1. To modify the fund's fundamental "invests primarily" policy (the investment policy concerning the fund's primary investments).

The fund's current fundamental investment policy concerning its primary investments states that the fund "invests primarily in companies providing mortgages and other consumer loans and related services associated with home finance."

The Trustees recommend that shareholders of the fund vote to modify this fundamental investment policy to state that the fund "invests primarily in companies providing [mortgages and other consumer loans and related services associated with home finance] products and services associated with consumer finance." (proposed additional language is underlined, deleted language is [bracketed]).

The primary purpose of the proposal is to facilitate positioning the fund to broaden its investment policies, as explained above. If the proposal is approved, the modified fundamental investment policy cannot be changed again without the approval of shareholders.

CONCLUSION. The Trustees recommend voting FOR the Proposal. Proposals 1 and 2 are contingent proposals, so if shareholders of the fund approve only one of those proposals, the fundamental policy change approved will not take effect because the other proposal was not also approved. Neither Proposal 1 nor 2 are contingent upon proposal 3, so if shareholders of the fund approve Proposals 1 and 2 but not Proposal 3, the fundamental policy changes approved will still take effect.

2. To modify the fund's fundamental concentration policy.

The fund's current fundamental investment policy concerning the concentration of its investments within a single industry states: "The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in the thrifts and mortgage finance industries."

The Trustees recommend that shareholders of the fund vote to modify this fundamental investment policy to state: "The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in the [thrifts and mortgage finance industries] consumer finance industry." (proposed additional language is underlined, deleted language is [bracketed]).

The primary purpose of the proposal is to facilitate positioning the fund to broaden its investment policies, as explained above. If the proposal is approved, the modified fundamental concentration policy cannot be changed again without the approval of shareholders.

CONCLUSION. The Trustees recommend voting FOR the Proposal. Proposals 1 and 2 are contingent proposals, so if shareholders of the fund approve only one of those proposals, the fundamental policy change approved will not take effect because the other proposal was not also approved. Neither Proposal 1 nor 2 are contingent upon proposal 3, so if shareholders of the fund approve Proposals 1 and 2 but not Proposal 3, the fundamental policy changes approved will still take effect.

3. To change the fund from a diversified fund to a non-diversified fund.

The Board of Trustees, including all of the Independent Trustees, has approved, and recommends that the shareholders of the fund approve, the elimination of the fund's fundamental policy concerning diversification so that the fund would be allowed to operate as a "non-diversified" fund. This change would mean that the fund would be able to focus its investments more heavily in securities of fewer issuers, assuming shareholders approve this proposal.

Generally, diversification reduces risk and non-diversification increases risk. For an extended period of time, the fund has operated as a diversified fund. You are being asked to change the fund from diversified, to non-diversified, or to make it potentially a riskier fund.

The point of this proposal is to empower the fund's investment manager - FMR - to decide to allocate risk in relation to expected return with the freedom to invest larger portions of the fund's portfolio in a single issuer - potentially up to 25% in one issuer, and potentially as much as 25% in a second issuer.

This flexibility will allow the fund to take over 5% positions that in the aggregate exceed 25% of fund assets. FMR believes that this increased investment flexibility may provide opportunities to enhance the fund's performance; however, if FMR invests a significant percentage of the fund's assets in a single issuer, the fund's performance would be closely tied to the market value of that issuer, and could be more volatile (riskier) than the performance of diversified funds. Investing a larger percentage of the fund's assets in a single issuer's securities increases the fund's exposure to credit and other risks associated with that issuer's financial condition and business operations. FMR will use this increased flexibility to acquire larger positions in the securities of a single issuer only if and when it believes doing so justifies the risks involved.

The fund currently is "diversified," as defined in the 1940 Act. As a 1940 Act diversified fund, the fund must invest at least 75% of its assets so that no more than 5% of its total assets is invested in the securities of any issuer. As to the remaining 25% of total assets, there is no limitation on the amount of assets the fund may invest in a single issuer. The principal difference between a diversified fund and a non-diversified fund is that a non-diversified fund may invest over 5% of assets in a greater number of issuers.

The fund's current fundamental diversification limitation is as follows:

"The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer."

Because the above investment policy is fundamental, it cannot be changed or eliminated without shareholder approval. The Trustees, including all of the Independent Trustees, recommend that shareholders vote to eliminate the above limitation.

If shareholders approve this proposal, FMR may operate the fund as non-diversified or it may not. FMR will reserve the freedom of action to operate the fund as non-diversified only if and when it would be in shareholders' best interests to do so, provided that if FMR does not operate the fund as non-diversified within three years of shareholder approval, 1940 Act rules will require FMR to again seek shareholder approval to reserve the freedom of action to operate the fund as non-diversified.

If shareholders approve this proposal, the Trustees, including all of the Independent Trustees, intend to adopt the following non-fundamental limitation concerning diversification:

"In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M."

Under Subchapter M (the tax code), the fund is now (and will remain) restricted to holding 25% of its assets in any one issuer and to holding no more than two 25% positions. The tax code requirements are generally applied at the end of each quarter of the fund's taxable year.

The proposal would - as a legal matter - also allow the fund to hold a greater number of over 10% positions in the voting securities of an issuer. FMR does not currently expect that approval of this proposal will materially affect the way in which the fund is managed with regard to the number of over 10% positions.

Conclusion. The Trustees recommend voting FOR the Proposal. If this Proposal is not approved by the shareholders of the fund, the fund will continue to operate as a diversified fund. Proposal 3 is not contingent upon Proposals 1 and 2, so if shareholders of the fund approve Proposal 3 it will take effect regardless of whether shareholders of the fund approve Proposals 1 and 2.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Fund, attention "Fund Shareholder Meetings," 82 Devonshire Street, Mailzone V10A, Boston, Massachusetts 02109. Proposals must be received a reasonable time before the fund begins to print and send its proxy materials to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included. With respect to proposals submitted on an untimely basis and presented at a shareholder meeting, persons named as proxy agents will vote in their discretion.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Please advise the trust, in care of Fidelity Investments Institutional Operations Company, Inc., 100 Salem St., Smithfield, RI, 02197, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

Fidelity and Select Portfolios are registered trademarks of FMR LLC.

The third party marks appearing above are the marks of their respective owners.

1.917559.100	\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	SELHF-pxs-0910

Form of Proxy Card: Home Finance Portfolio

Fidelity Investments® (logo)	Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

PO Box 673023 Dallas, TX 75267-3023

	LOG-ON:	Vote on the internet at www.2voteproxy.com/proxy and follow the on-screen instructions.
	CALL:	To vote by phone call toll-free 1-800-597-7836 and follow the recorded instructions.

[Control Number prints here]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Margaret A. Carey, and Alan J. Lacy, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on November 16, 2010, at 8:45 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

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...........................................................................	..................................................	PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET Dated_______________

...........................................................................	...........................................................................

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

...........................................................................
...........................................................................	...........................................................................	Fidelity Select Portfolios®

Please refer to the Proxy Statement discussion of each of these matters.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.
		FOR	AGAINST	ABSTAIN
1.	To modify the fund's fundamental "invests primarily" policy (the investment policy concerning the fund's primary investments).	(_)	(_)	(_)
2.	To modify fund's fundamental concentration policy.	(_)	(_)	(_)
3.	To change the fund from a diversified fund to a non-diversified fund.	(_)	(_)	(_)
PLEASE SIGN ON REVERSE SIDE
SELHF-PXC-0910